1ST QUARTER FISCAL YEAR 2021 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO November 3, 2020, 5:00 pm ET Conference call: Dial (877) 303-6977 in the U.S. and Canada, (760) 298-5079 in all other countries Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET November 3, 2020

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2021 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company’s products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 3, 2020. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2 © Mercury Systems, Inc.

Double-digit revenue growth and strong results on the bottom line . Exceeded guidance for revenue, net income, adjusted EBITDA, EPS and adjusted EPS . Design wins of more than $300M in estimated lifetime value . Outlook positive; raising FY21 revenue guidance . Business model performing well . Strategy and technology aligned with major industry drivers and trends . M&A activity has picked up; strong balance sheet; well-positioned to pursue 3 © Mercury Systems, Inc.

Q1 and LTM FY21 results Notes (1) Organic revenue represents total Q1 FY21 VS. Q1 FY20 LTM FY21 VS. LTM FY20 company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which . Bookings down 7% . Bookings up 15% excludes any intercompany transactions). After the completion of four fiscal quarters, acquired . . businesses are treated as organic Backlog up 16% Backlog up 16% for current and comparable historical periods. . Revenue up 16% . Revenue up 20% . Organic revenue(1) up 12% . Organic revenue (1) up 13% . GAAP net income down 18% . GAAP net income up 41% . Adjusted EBITDA up 16% . Adjusted EBITDA up 21% . Op cash of $22.9M . Op cash of $113.8M . FCF of $12.0M; 28% of adj. EBITDA . FCF of $69.1M; 38% of adj. EBITDA 4 © Mercury Systems, Inc.

COVID-19 update . Successfully managed COVID risks for past 8+ months . Protecting health, safety and livelihoods of employees . Adjusting safety protocols in line with evolving science and data . Significant investment in weekly onsite PCR testing; now at 7 sites . Testing key to ongoing employee safety and business continuity . Continuing to deliver on customer and shareholder commitments . Earned defense industry’s highest employee Glassdoor ratings 5 © Mercury Systems, Inc.

Industry outlook . Delivered strong organic revenue growth . Near record level of backlog, robust opportunity pipeline and high activity level . Sensor and effector mission systems and C4I modernization driving growth . Uniquely positioned to provide DoD trusted, secure microelectronics solutions . Risk of extended continuing budget resolution in GFY21 could cause delays . Fiscal stimulus could crowd out defense spending, tempered by bipartisan commitment . Platform modernization, speed and affordability focus should benefit Mercury 6 © Mercury Systems, Inc.

Business outlook . Targeting and participating in large, growing and well-funded markets . Seeing significant increase in M&A activity; robust pipeline . Perceived as great buyer due to purpose, culture, values, strategy and performance . Pursuing deals that are strategically aligned around multiple M&A themes . Continue to execute on strategy: strong margins, organic growth, M&A, full integration 7 © Mercury Systems, Inc.

Summary – Plan to continue generating shareholder value . Drive ~10% average organic revenue growth supplemented by strategic M&A . Invest in people, technologies, facilities, manufacturing assets, business systems . Insource more manufacturing; drive stronger operating performance . Grow revenues faster than operating expenses to improve operating leverage . Fully integrate acquired businesses to generate cost and revenue synergies 8 © Mercury Systems, Inc.

Q1 FY21 vs. Q1 FY20

In $ millions, except percentage and per share data	Q1 FY20(3)(4)	Q1 FY21(3)(5)	CHANGE
Bookings Book-to-Bill	$215.7 1.22	$200.7 0.98	(7%)
Backlog 12-Month Backlog	$711.8 499.2	$826.1 516.1	16%
Revenue Organic Revenue Growth(1)	$177.3 17%	$205.6 12%	16%
Gross Margin	44.2%	42.9%	(1.3) pts
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$60.9 30.0 21.9 9.1	$69.3 32.9 27.4 9.0	14%
GAAP Net Income Effective Tax Rate	$19.2 (12%)	$15.8 12%	(18%)
GAAP EPS Weighted Average Diluted Shares	$0.35 55.1	$0.29 55.3	(17%)
Adjusted EPS(2)	$0.45	$0.51	13%
Adj. EBITDA(2) % of revenue	$36.7 20.7%	$42.8 20.8%	16%
Operating Cash Flow	$24.3	$22.9	(6%)
Free Cash Flow(2) % of Adjusted EBITDA	$14.7 40%	$12.0 28%	(19%)

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the first quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended September 27, 2020 and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ended October 2, 2020 and 52-week period ending July 2, 2021.

(4) The first quarter of fiscal 2020 included $6.6M, or $0.12 per share, of discrete tax benefits.

(5) The first quarter of fiscal 2021 includes $2.5M, or $0.05 per share, of discrete tax benefits.

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Balance sheet Notes As of (1) Rounded amounts used. (In $ millions)(1) 9/27/19 12/27/19 3/27/20 7/3/20 10/2/20 ASSETS Cash & cash equivalents $161.3 $182.0 $407.1 $226.8 $239.1 Accounts receivable, net 177.5 193.4 214.0 210.7 207.8 Inventory, net 148.5 153.6 161.9 178.1 206.0 PP&E, net 65.9 72.7 78.7 87.7 94.7 Goodwill and intangibles, net 847.4 839.2 831.4 822.8 815.3 Other 73.3 71.7 78.5 84.6 90.2 TOTAL ASSETS $1,473.9 $1,512.6 $1,771.6 $1,610.7 $1,653.2 LIABILITIES AND S/E AP and accrued expenses $84.8 $91.3 $109.6 $107.0 $119.7 Other liabilities 93.7 104.3 112.6 118.9 125.6 Debt - - 200.0 - - Total liabilities 178.5 195.6 422.2 225.9 245.3 Stockholders’ equity 1,295.3 1,317.1 1,349.4 1,384.8 1,407.9 TOTAL LIABILITIES AND S/E $1,473.9 $1,512.6 $1,771.6 $1,610.7 $1,653.2 10 © Mercury Systems, Inc.

Cash flow summary Notes For the Fiscal Quarters Ended (1) Rounded amounts used. (2) Non-GAAP, see (In $ millions)(1) 9/27/19 12/27/19 3/27/20 7/3/20 10/2/20 reconciliation table. Net Income $19.2 $15.7 $23.6 $27.2 $15.8 Depreciation and amortization 11.4 12.5 12.7 12.8 13.0 Gain on investment - - (3.8) (2.0) - Other non-cash items, net 6.4 7.6 8.5 6.8 4.5 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings 2.2 (15.7) (20.7) 3.2 3.5 Inventory 0.4 (5.7) (8.2) (18.1) (27.8) Accounts payable and accrued expenses (6.3) 5.8 18.4 (4.4) 10.8 Other (9.0) 11.8 (0.4) 3.2 3.1 (12.8) (3.8) (10.9) (16.1) (10.4) Operating Cash Flow 24.3 32.1 30.1 28.7 22.9 Capital expenditures (9.6) (11.3) (10.9) (11.5) (11.0) Free Cash Flow(2) $14.7 $20.7 $19.2 $17.2 $12.0 Free Cash Flow(2) / Adjusted EBITDA(2) 40% 48% 41% 35% 28% Free Cash Flow(2) / GAAP Net Income 76% 132% 82% 63% 76% 11 © Mercury Systems, Inc.

Q2 FY21 guidance

In $ millions, except percentage and per share data	Q2 FY20[1]	Q2 FY21[2][5]	CHANGE
Revenue	$193.9	$200.0 – $210.0	3% – 8%
GAAP Net Income Effective tax rate[3]	$15.7 24.6%	$11.9 – $13.4 26%	(24%) – (15%)
GAAP EPS Weighted-average diluted shares outstanding	$0.29 55.0	$0.21 – $0.24 55.5	(28%) – (17%)
Adjusted EPS[4]	$0.53	$0.48 – $0.51	(9%) – (4%)
Adj. EBITDA[4] % of revenue	$42.8 22.1%	$42.0 – $44.0 21.0%	(2%) – 3%

Notes

(1) Q2 FY20 figures are as reported in the Company's earnings release dated January 28, 2020.

(2) The guidance included herein is from the Company's earnings release dated November 3, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.

(3) The effective tax rate in the guidance included herein excludes discrete items.

(4) Non-GAAP, see reconciliation table.

(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the second quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended December 27, 2020 and the 53-week period ended July 3, 2020, and to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending January 1, 2021 and 52-week period ending July 2, 2021.

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FY21 annual guidance

In $ millions, except percentage and per share data	FY20[1]	FY21[2][5]	CHANGE
Revenue	$796.6	$865.0 – $885.0	9% – 11%
GAAP Net Income Effective tax rate[3]	$85.7 8.8%	$67.9 – $72.3 26%	(21%) – (16%)
GAAP EPS Weighted-average diluted shares outstanding	$1.56 55.1	$1.22 – $1.30 55.5	(22%) – (17%)
Adjusted EPS[4]	$2.30	$2.20 – $2.28	(4%) – (1%)
Adj. EBITDA[4] % of revenue	$176.2 22.1%	$190.0 – $196.0 22.0% – 22.1%	8% – 11%

Notes

(1) FY20 figures are as reported in the Company's earnings release dated August 4, 2020. The full fiscal period ended July 3, 2020 included $15.5M, or $0.28 per share, and $5.6M, or $0.10 per share, of discrete tax benefits and other non-operating investment income, respectively.

(2) The guidance included herein is from the Company's earnings release dated November 3, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing.

(3) The effective tax rate in the guidance included herein excludes discrete items.

(4) Non-GAAP, see reconciliation table.

(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the second quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended December 27, 2020 and the 53-week period ended July 3, 2020, and to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending January 1, 2021 and 52-week period ending July 2, 2021.

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Summary . Strong financial performance in Q1 and solid start to the fiscal year . Revenue, net income, adjusted EBITDA, EPS and adjusted EPS exceed guidance . Investments in inventory and precautionary COVID testing to mitigate potential impacts . Well positioned with a flexible capital structure to continue to deploy capital towards strategic M&A . Executing on our long-term financial model with above industry average organic revenue and adjusted EBITDA margins 14 © Mercury Systems, Inc.

APPENDIX

Adjusted EPS reconciliation

					Q2 FY21[2][5]		FY21[2][5]	
(In thousands, except per share data)	Q1 FY20	Q1 FY21	LTM Q1 FY20	LTM Q1 FY21	Low	High	Low	High
Earnings per share[1]	$ 0.35	$ 0.29	$ 1.15	$ 1.50	$ 0.21	$ 0.24	$ 1.22	$ 1.30
Net Income	$ 19,247	$ 15,798	$ 58,543	$ 82,263	$ 11,900	$ 13,400	$ 67,900	$ 72,300
Other non-operating adjustments, net[3]	301	(182)	300	(6,119)	-	-	(200)	(200)
Amortization of intangible assets	7,019	7,731	27,752	31,272	7,600	7,600	30,400	30,400
Restructuring and other charges	648	1,297	704	2,454	-	-	1,300	1,300
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	2,236	841	10,821	4,250	700	700	3,100	3,100
Fair value adjustments from purchase accounting	-	-	93	1,801	-	-	-	-
Litigation and settlement expense, net	313	187	657	818	-	-	200	200
COVID related expenses	-	2,319	-	4,912	3,100	3,100	5,400	5,400
Stock-based and other non-cash compensation expense	5,776	7,367	20,654	28,563	8,600	8,600	32,800	32,800
Impact to income taxes[4]	(10,925)	(7,024)	(24,390)	(19,733)	(5,200)	(5,200)	(19,000)	(19,000)
Adjusted income	$ 24,615	$ 28,334	$ 95,134	$ 130,481	$ 26,700	$ 28,200	$ 121,900	$ 126,300
Adjusted earnings per share[1]	$ 0.45	$ 0.51	$ 1.89	$ 2.36	$ 0.48	$ 0.51	$ 2.20	$ 2.28
Weighted-average shares outstanding:								
Basic	54,388	54,883						
Diluted	55,078	55,339			55,500	55,500	55,500	55,500

Notes

(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used
(3) Effective as of the third quarter of fiscal 2020, the Company has revised its definition of adjusted income and adjusted earnings per share to incorporate other non-operating adjustments, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. Adjusted EPS for prior periods has been recast for comparative purposes.
(4) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the second quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended December 27, 2020 and the 53-week period ended July 3, 2020, and to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending January 1, 2021 and 52-week period ending July 2, 2021.

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Adjusted EBITDA reconciliation

(In thousands)	Q1 FY20	Q1 FY21	LTM Q1 FY20	LTM Q1 FY21	Q2 FY21[(1)(2)]		FY21[(1)(2)]	
					Low	High	Low	High
Net Income	**$ 19,247**	**$ 15,798**	**$ 58,543**	**$ 82,263**	**$ 11,900**	**$ 13,400**	**$ 67,900**	**$ 72,300**
Other non-operating adjustments, net	301	(182)	300	(6,119)	-	-	(200)	(200)
Interest (income) expense, net	(1,187)	(72)	4,797	(30)	(100)	(100)	(300)	(300)
Income tax (benefit) provision	(2,018)	2,198	7,605	12,437	4,200	4,700	23,800	25,400
Depreciation	4,362	5,266	18,475	19,674	6,000	6,000	25,600	25,600
Amortization of intangible assets	7,019	7,731	27,752	31,272	7,600	7,600	30,400	30,400
Restructuring and other charges	648	1,297	704	2,454	-	-	1,300	1,300
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	2,236	841	10,821	4,250	700	700	3,100	3,100
Fair value adjustments from purchase accounting	-	-	93	1,801	-	-	-	-
Litigation and settlement expense, net	313	187	657	818	-	-	200	200
COVID related expenses	-	2,319	-	4,912	3,100	3,100	5,400	5,400
Stock-based and other non-cash compensation expense	5,776	7,367	20,654	28,563	8,600	8,600	32,800	32,800
Adjusted EBITDA	**$ 36,697**	**$ 42,750**	**$ 150,401**	**$ 182,295**	**$ 42,000**	**$ 44,000**	**$ 190,000**	**$ 196,000**

Notes
(1) Rounded amounts used.
(2) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the second quarter of fiscal 2020 and full fiscal 2020 are to the quarter ended December 27, 2020 and the 53-week period ended July 3, 2020, and to the second quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending January 1, 2021 and 52-week period ending July 2, 2021.

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© Mercury Systems, Inc.

Free cash flow reconciliation (In thousands) Q1 FY20 Q1 FY21 LTM Q1 FY20 LTM Q1 FY21 Cash provided by operating activities $ 24,310 $ 22,929 $ 101,798 $ 113,805 Purchases of property and equipment (9,595) (10,978) (32,559) (44,677) Free cash flow $ 14,715 $ 11,951 $ 69,239 $ 69,128 Organic revenue reconciliation Notes Q1 FY21 LTM Q1 FY20 LTM Q1 FY21 (1) Organic revenue represents total company (In thousands) Q1 FY20 revenue excluding net revenue from acquisitions for the first four full quarters since (1) the entities’ acquisition date (which excludes any intercompany transactions). After the Organic revenue $ 176,361 $ 196,785 $ 682,508 $ 771,304 completion of four fiscal quarters, acquired businesses are treated as organic for current Acquired revenue 943 8,836 5,484 53,623 and comparable historical periods. Net revenues $ 177,304 $ 205,621 $ 687,992 $ 824,927 18 © Mercury Systems, Inc.